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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 26, 2000


                               POLITICS.COM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


      Delaware                   000-27591                     33-0836078
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   (State or Other              (Commission                 (I.R.S. Employer
     Jurisdiction               File Number)               Identification No.)
  of Incorporation)


    2530 S. Rural Road, Tempe, AZ                                85282
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (602) 731-9100
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               Registrant's telephone number, including area code

        1100 New York Avenue, NW, Mezzanine Level, Washington, DC 20005
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          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.   OTHER EVENTS

On August 10, 2000, Politics.com, Inc., a Delaware corporation (the "Registrant"), filed a Form 8-K (the "Original 8-K"), regarding the of issuance 40,100,000 shares of its common stock, $0.00001 par value per share, to Medinex Systems, Inc., a Delaware corporation formerly known as Netivation.com, Inc. ("Medinex"), in exchange for of all of the issued and outstanding capital stock of Raintree Communications Corporation, Public Disclosure, Inc., Net.Capitol, Inc., and U.S. Congress Handbook, Inc., along with certain other politically-related assets (collectively, the "Assets"). In order to effectuate the sale of the Assets from Medinex to the Registrant, the parties entered into an Asset Purchase Agreement dated as of July 14, 2000 (the "Purchase Agreement"). The transaction contemplated by the Purchase Agreement is hereinafter referred to as the "Transaction."

Effective as of July 26, 2000, Medinex and the Registrant, entered into an Agreement (the "Agreement") to void the Transaction ab initio (that is, at its inception), with the effect that (i) Medinex remains the owner of all of the Assets, and (ii) the 40,100,000 shares of common stock of the Registrant issuable to Medinex in the Transaction are restored to the status of authorized but unissued shares. Accordingly, the change of control of the Registrant previously disclosed in Item 1 of the Original 8-K is deemed not to have occurred. In addition, the Purchase Agreement and all documents executed or delivered in connection therewith were terminated ab initio.

Pursuant to the Agreement, in order to restore the parties to their respective positions immediately prior to the execution of the Purchase Agreement, Medinex will (i) be responsible for substantially all liabilities incurred by the Registrant after July 26, 2000 until the closing of the transaction contemplated by the Agreement (the "Closing"), (ii) pay the cash portion of certain settlements at the Closing in the amount of $52,217 and pay $75,000 at the Closing to the Registrant's legal counsel for fees and expenses incurred to date, and (iii) host and provide basic maintenance of the "Politics.com" website for up to 6 months; and the Registrant will (i) pay to Medinex an amount equal to 50% of the amount by which the net proceeds from the sale of the "Politics.com" URL and related technology exceed $500,000, and (ii) issue to Medinex at the Closing 100,000 shares of its common stock.

In light of the Agreement, the information disclosed in Item 1 of the Original 8-K is no longer correct as a change of control is deemed not to have occurred and the information disclosed in Item 2 of the Original 8-K is no longer reflective of the Registrant's current business. As a result the financial statements required pursuant to Item 310 of Regulation S-B(c) and (d), which were to be filed as an amendment to the Original 8-K not later than sixty (60) days from the date the Original 8-K was due, are not necessary. Accordingly, such financial statements are not included with this Amendment to the Original 8-K.

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ITEM 7.   EXHIBITS

         (a)   EXHIBIT.

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         Exhibit No.                  Description of Exhibit
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             2.1*                     Agreement to Unwind
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             2.2**                    Asset Purchase Agreement (Incorporated
                                      herein by reference to the Current
                                      Report on Form 8-K of the Registrant
                                      filed on August 10, 2000).
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* Filed herewith.

** In accordance with Rule 12b-32 of the Securities Exchange Act of 1934, as amended, reference is made to the document previously filed with the Commission.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 10, 2000                   Politics.com, Inc..

                                         ---------------------------------------
                                         (Registrant)


                                         By: /s/ Howard R. Baer
                                             -----------------------------------
                                         Howard R. Baer
                                         President & CEO



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                                  EXHIBIT INDEX

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           EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
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              2.1*                       Agreement to Unwind
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              2.2**                      Asset Purchase Agreement (Incorporated
                                         herein by reference to the Current
                                         Report on Form 8-K of the Registrant
                                         filed on August 10, 2000).
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* Filed herewith.

** In accordance with Rule 12b-32 of the Securities Exchange Act of 1934, as amended, reference is made to the document previously filed with the Commission.